UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 12, 2014

AMAG PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-10865	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

1100 Winter St.
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

(617) 498-3300

(Registrant’s telephone number, including area code)

(Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 12, 2014, AMAG Pharmaceuticals, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Form 8-K”) with the U.S. Securities and Exchange Commission (the “SEC”) to report, among other things, that it had completed its acquisition of Lumara Health Inc., a Delaware corporation (“Lumara”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) with Snowbird, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), Lumara, and Lunar Representative, LLC, as the representative of Lumara stockholders, dated September 28, 2014. Pursuant to the Merger Agreement, Merger Sub merged with and into Lumara, with Lumara continuing as the surviving entity and a wholly-owned subsidiary of the Company. At that time, the Company stated in the Original Form 8-K that it intended to file the required financial statements and pro forma financial information within 71 days from the date that such Original Form 8-K was required to be filed. This Amendment No. 1 to Current Report on Form 8-K/A amends and supplements the Company’s Original Form 8-K to include certain historical financial statements of Lumara required by Item 9.01(a) of Form 8-K and certain pro forma financial information of the Company required by Item 9.01(b) of Form 8-K in connection with the Company’s acquisition of Lumara, in each case as set forth below. The Original Form 8-K otherwise remains the same and the Items therein are hereby incorporated by reference into this Current Report on Form 8-K/A.

Item 9.01      Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.*

The audited consolidated balance sheets of Lumara (formerly named K-V Pharmaceutical Company) as of March 31, 2014 (Successor Company) and March 31, 2013 (Predecessor Company) and audited consolidated statements of operations, changes in stockholders’ equity (deficit) and cash flows for the period September 16, 2013 to March 31, 2014 (Successor Company) and the period April 1, 2013 to September 15, 2013 (Predecessor Company) and the fiscal year ended March 31, 2013 (Predecessor Company), and related notes, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

The unaudited condensed consolidated balance sheet of Lumara as of September 30, 2014 (Successor Company) and unaudited condensed consolidated statements of operations, changes in stockholders’ equity and cash flows for the six months ended September 30, 2014 (Successor Company), and the period September 16, 2013 to September 30, 2013 (Successor Company) and the period from April 1, 2013 to September 15, 2013 (Predecessor Company), and related notes, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

The audited consolidated statements of operations, comprehensive loss, changes in stockholders’ equity (deficit) and cash flows of Lumara for the fiscal year ended March 31, 2012 (Predecessor Company) were included in the Annual Report on Form 10-K for the year ended March 31, 2012 filed with the SEC by K-V Pharmaceutical Company on June 14, 2012, and are incorporated herein by reference.

* In connection with Lumara’s emergence from bankruptcy, Lumara adopted “fresh start” accounting in accordance with authoritative guidance Accounting Standards Codification 852, Reorganizations, which resulted in Lumara becoming a new entity for financial reporting purposes.  References to “Successor Company” relate to the reorganized company on and for periods subsequent to September 16, 2013. References to “Predecessor Company” relate to the company for dates or periods prior to September 16, 2013.  Additional information about Lumara’s bankruptcy and the accounting treatment can be found in Notes 1 through 4 in the financial statements filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information.

The Company’s unaudited pro forma condensed combined balance sheet as of September 30, 2014 and unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2014, and for the fiscal year ended December 31, 2013, and related notes, showing the pro forma effects of the Company’s acquisition of Lumara, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of September 28, 2014, by and among Lumara Health Inc., AMAG Pharmaceuticals, Inc., Snowbird, Inc., and Lunar Representative, LLC as the Stockholders’ Representative (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 29, 2014).

23.1	Consent of Independent Registered Public Accounting Firm.
23.2	Consent of Independent Auditor.
99.1

Audited consolidated balance sheets of Lumara (formerly named K-V Pharmaceutical Company) as of March 31, 2014 (Successor Company) and March 31, 2013 (Predecessor Company) and audited consolidated statements of operations, changes in stockholders’ equity (deficit) and cash flows for the period September 16, 2013 to March 31, 2014 (Successor Company) and the period April 1, 2013 to September 15, 2013 (Predecessor Company) and the fiscal year ended March 31, 2013 (Predecessor Company), and related notes.

99.2

Unaudited condensed consolidated balance sheet of Lumara as of September 30, 2014 (Successor Company) and unaudited condensed consolidated statements of operations, changes in stockholders’ equity and cash flows for the six months ended September 30, 2014 (Successor Company), and the period September 16, 2013 to September 30, 2013 (Successor Company) and the period from April 1, 2013 to September 15, 2013 (Predecessor Company), and related notes.

99.3

Unaudited pro forma condensed combined balance sheet of AMAG Pharmaceuticals, Inc. as of September 30, 2014 and unaudited pro forma condensed combined statements of operations of AMAG Pharmaceuticals, Inc. for the nine months ended September 30, 2014, and for the fiscal year ended December 31, 2013, and related notes.

An investment in the Company’s securities involves various risks and uncertainties and investors are encouraged to review the risks identified in the Company’s filings with the SEC, including those risks identified in Part II, Item 1A, Risk Factors, in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2014 and subsequent filings with the SEC. Any such risks and uncertainties could materially and adversely affect the Company’s results of operations, profitability and cash flows, which would, in turn, have a significant and adverse impact on the Company’s stock price.

AMAG Pharmaceuticals® and Feraheme® are registered trademarks of AMAG Pharmaceuticals, Inc. Lumara Health™ is a trademark of Lumara Health Inc. Makena® is a registered trademark of Lumara Health Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMAG PHARMACEUTICALS, INC.

By:	/s/ Scott B. Townsend
General Counsel and Senior Vice President of Legal Affairs
Date: January 9, 2015

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of September 28, 2014, by and among Lumara Health Inc., AMAG Pharmaceuticals, Inc., Snowbird, Inc., and Lunar Representative, LLC as the Stockholders’ Representative (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 29, 2014).

23.1	Consent of Independent Registered Public Accounting Firm.
23.2	Consent of Independent Auditor.
99.1

Audited consolidated balance sheets of Lumara (formerly named K-V Pharmaceutical Company) as of March 31, 2014 (Successor Company) and March 31, 2013 (Predecessor Company) and audited consolidated statements of operations, changes in stockholders’ equity (deficit) and cash flows for the period September 16, 2013 to March 31, 2014 (Successor Company) and the period April 1, 2013 to September 15, 2013 (Predecessor Company) and the fiscal year ended March 31, 2013 (Predecessor Company), and related notes.

99.2

Unaudited condensed consolidated balance sheet of Lumara as of September 30, 2014 (Successor Company) and unaudited condensed consolidated statements of operations, changes in stockholders’ equity and cash flows for the six months ended September 30, 2014 (Successor Company), and the period September 16, 2013 to September 30, 2013 (Successor Company) and the period from April 1, 2013 to September 15, 2013 (Predecessor Company), and related notes.

99.3

Unaudited pro forma condensed combined balance sheet of AMAG Pharmaceuticals, Inc. as of September 30, 2014 and unaudited pro forma condensed combined statements of operations of AMAG Pharmaceuticals, Inc. for the nine months ended September 30, 2014, and for the fiscal year ended December 31, 2013, and related notes.